KBL Healthcare Acquisition Corp. II (OTC BB: KBLH / KBLHU / KBLHW) to acquire Summer Infant, Inc. Infant Health, Safety & Wellness January 9, 2007 Exhibit 99.3

Road Show Presentation
The attached slide show was filed with the Securities and Exchange Commission (“SEC”) as part of the amendment to
Form 8-K filed by KBL Healthcare Acquisition Corp. II (“KBL”) with the SEC on January 9, 2007 (“8-K Amendment
No. 5”). KBL is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing KBL’s securities, regarding its acquisition with Summer Infant, Inc. and affiliated companies, as described in the September 5, 2006 8-K filing as amended by 8-K Amendment No. 1 filed September 19, 2006, 8-K
Amendment No. 2 filed October 23, 2006, 8-K Amendment No. 3 filed October 23, 2006, 8-K Amendment No. 4 filed
November 16, 2006 and 8-K Amendment No. 5. The attached slide show, as well as the September 5, 2006 filing as amended by the 8-K Amendments are being distributed to attendees of these presentations.
Earlybird Capital, Inc. ("EBC"), the managing underwriter of KBL's initial public offering ("IPO") consummated in
April 2005, is assisting KBL in these efforts without charge, other than the reimbursement of its out-of-pocket expenses, although EBC will be paid a cash fee at the closing of the acquisition equal to one percent (1%) of the consideration paid in the acquisition. KBL and its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of KBL stockholders to be held to approve the acquisition.
Stockholders of KBL and other interested persons are advised to read KBL's preliminary Proxy Statement filed with the SEC on October 23, 2006, amended preliminary Proxy Statement filed with the SEC on December 12, 2006 and, when available, definitive Proxy Statement in connection with KBL's solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read KBL's final Prospectus, dated April 21, 2005, for a description of the security holdings of KBL’s officers and directors and of EBC and their respective interests in the successful consummation of this business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: KBL Healthcare
Acquisition Corporation II, 757 3rd Ave, New York, NY 10017. The preliminary Proxy Statement and definitive Proxy
Statement, once available, and the final Prospectus can also be obtained, without charge, at the SEC's internet site
(http://www.sec.gov).

Safe Harbor
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 about KBL, Summer and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of KBL’s and Summer’s management, are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which Summer is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of infant health, safety and wellness products; general economic conditions;
geopolitical events and regulatory changes; as well as other relevant risks detailed in KBL’s filing with the
Securities and Exchange Commission, including its reports on Form 10-QSB. The information set forth herein should be read in light of such risks. As well, some of Summer’s financial information was prepared by Summer as a private company, in accordance with U.S. generally accepted accounting principles, and may not conform to
SEC Regulation S-X. Accordingly, such historical information may be adjusted and presented differently in
KBL’s proxy statement to solicit stockholder approval of the acquisition. Neither KBL nor Summer assumes any obligation to update the information contained in this presentation.

Summer Infant is a leading designer of
innovative, branded infant health, safety and
wellness products that is well-positioned to
deliver continued strong organic growth and
to implement a focused acquisition strategy

Summer Investment Highlights
• Large, growing industry with favorable dynamics
• Proven management team with excellent track record
• Emerging brand, strong relationships with major retailers
• Rapid sales and EBITDA growth – historical and projected
$0
$25,000
$50,000
$75,000
2004
Actual
2005
Actual
2006
Guidance
2007
Guidance
$0
$2,000
$4,000
$6,000
$8,000
2004
Actual
2005
Actual
2006
Guidance
2007
Guidance
Net Sales (000)
EBITDA (000)
50-53% CAGR
101-105% CAGR
High
Low
High
Low

The Transaction
• KBLH/Summer Infant business combination pending
– Acquisition agreement signed September 2006
– Expected closing late February or early March 2007
• Purchase price = $53.6 million + contingent payments
– $20.0 million in cash
– $21.9 million in KBLH common shares, locked up to April 2008 (3,916,667 shares valued at $5.59 closing price on 1/5/07)
– $11.7 million in assumed debt (balance at 9/30/06)
– Future contingent payments:
• 50% of EBITDA in excess of $4.2mm, $10.0mm, $15.0mm for 2006, 2007, 2008
(payable in cash; payments capped at $5 million total)
• 2.5 million KBLH common shares if post-acquisition stock price closes above
$8.50 for 20 out of 30 days prior to April 2009
• Attractive valuation for rapid-growth consumer products co.
– Current year multiples: 0.7-0.8x sales, 6.7-7.1x EBITDA
– Prior year multiples: 1.0x sales, 10.7x EBITDA

Post-Transaction
Cap Table
1
Does not include contingent payments
2
Does not include underwriter purchase option and assumes no KBL stockholder conversions in the transaction
3
Warrants calculated using the treasury method and a $5.59 KBLH stock price (closing price on
January 5, 2007)
100.0 17,059 Fully-Diluted Shares
11.4 1,942 Warrants
2,3
88.6 100.0 15,117 Common Shares
53.9 60.9 9,200 KBL Investors
2
11.7 13.2 2,000 KBL Management
23.0 25.9 3,917 Summer Shareholders
1
% Diluted % Common Shares (000) Holder

Summer Infant
“Delivering the best for you and your baby”
• Competes in large, growing infant and juvenile products
industry
• Designs and markets proprietary products under the Summer
brand
• Unique positioning at the high-end of the mass market based on product innovation and new product development
• Excellent mass merchant customer relationships
• Emerging brand known by retailers and gaining consumer
momentum
• Experienced management team and scalable infrastructure;
can support much larger company

Company History
2001 & 2002
Founded in autumn
Purchased name and
bouncer product
molds
Initial Sales to
Babies “R” Us
New Products:
Thermometers,
grooming aids,
audio/video
monitors
Net Sales: 2002 -
$6M
2003
Added retailers
Baby Depot, Buy
Buy Baby, One Step
Ahead
New Products: Bed
Rails, gates, bath
products
Started Summer
Europe
Net Sales: $18M
2004
Added retailers
Target, JCPenny,
Toys “R” Us Canada,
The Right Start,
Meijer
New Products:
Booster seats, safely
aids, further
expansion within
existing categories
Net Sales: $21M
2005
Added Retailers:
K-Mart, U.S.
Military PXs,
Mothercare, Tesco
New Products:
Handheld video
monitor, new gates,
new bed rails, new
baby baths, new
potty seat
2006
Added Retailers:
Sears, Sears Canada,
Wal-Mart.com,
Amazon.com,
Argos
New Products:
Soft goods, further
expansion within
existing categories

$36M
(guidance)
Net Sales:
Net Sales:
$52-53M

The Juvenile Products Industry
• Industry is estimated to be $12 billion worldwide
– Durable goods (Summer’s business) represents $4 billion
– Summer’s current categories represent $1 billion
• Favorable demographics drive above-average growth
– Baseline demand supported by annual births (4mm/yr in US)
– Sales per child increasing due to:
• Increase in disposable income associated with trend towards having children later in life
• Consumer focus on quality, safety, innovation and style; spending priority for consumers – reinforced by media and legislation
• “Grandparent effect”, second homes, mobile lifestyles
– Strong retailer commitment to expand shelf space
• Category is popular, profitable and repeat purchase-driven
• Wal-Mart, Target, Amazon.com have announced new initiatives
• Few pure-play investment opportunities available,
particularly with significant growth

Differentiated Products
• Strategy driven by product innovation
– Internal product development and engineering team creates majority of new products (15-20 per year)
– Supplemented via opportunistic external sourcing
• Products deliver incremental value to consumers
– Ability to command higher price points; leads to higher revenue & margin potential for Summer and its retail customers
• Continuous product innovation reduces competitive risk
– Do not compete on price
– Products are unique and highly-engineered
– Several products also protected by patents & trade secrets
– Retailers loyal to product innovators that drive sales
– Have yet to experience significant erosion due to competition
• Currently hold strong/dominant share in higher-end of monitor, gate and bath categories in mass merchant channel
– Plan to replicate strategy in other categories

Diverse Product Mix
(as a % of 3Q YTD ‘06 Net Sales)
Monitors
Gates
Bath
Bed Rails
Medical/Infant
Health
Seats, Bouncers
& Other
35%
17%
29%
8%
6%
5%
• Mix will further diversify in the future with new products
• Margins tend to be strongest in highest-volume products, regardless of category

Sales and Marketing
• Products sold through major retailers and infant
specialty stores in the US, UK & Canada
• US industry sales concentrated through 7-10 retailers
• Market directly to retail chain buyers
– Management & sales force have long-standing relationships with key buyers
– Significant recurring revenue
– Every major customer increased purchases in 2007 over 2006
• Early commitments from retailers lead to strong sales
visibility
– Buying decisions primarily made in the summer for next calendar year purchases
– Purchase commitments are for one year
• Very little seasonality

Summer

BABIES R US TARGET kmart Baby Depot buybuy BABY TOYS R US Canada's Greatest Toy Store! OneStepAhead for 0-3 yrs Sears amazon.com WAL★MART ALWAYS LOW PRICES. Always.	mothercare TESCO Every little helps www.argos.co.uk Argos J Sainsbury plc Mamas & Papas TOYS R US

Strong Customer Relationships Europe North America 14

Operational Infrastructure
Scalable, low cost business model
Suburban London European operations
HQ - North Smithfield, RI
Electronics and QC - Shunde China
R&D
Approximately 70-80 worldwide Employees
Leased facilities in Rhode Island, California,
Suburban London
Warehousing
North Smithfield, RI (new HQ in Woonsocket, RI to
be completed in Q1’07)
Headquarters
80% in Southern China
20% in Massachusetts
Manufacturing

Management
31 years experience: GE Healthcare,
Organogenesis
VP Operations Paul DiCicco
20 years experience: Safety 1
st
(CFO), Staples,
KPMG Peat Marwick
Chief Financial Officer Joseph Driscoll
Dorel, Dolly and Gibson Greetings VP of Sales William Basset
10 years experience: The First Years VP Quality &
Assurance
Anthony Paolo
17 years experience: Dorel/Safety 1
st
, Mattel,
Eden Toys, Russ Berrie
VP Marketing Lois DiMartinis
20 years industry experience: Safety 1
st
VP Research &
Development
Brian Sundberg
20 years experience: Mothercare, Dorel Juvenile
Group Europe
VP European
Operations
Rachelle Harel
20 years experience: Little Kids, Safety 1
st
,
Hasbro
EVP Product
Development
Steve Gibree
Founder; 20 years experience: Safety 1
st
, CR
Bard, & Hasbro
CEO, President,
Principal Owner
Jason Macari
Background Title Management

Post-Closing Board of Directors
EVP Product Development, Summer Infant Steve Gibree
Former President of New Business Development, Hasbro and former
President, Hasbro - Playskool Baby division
Robert Stebenne
Former President, Safety 1
st
; former partner, DB Capital; former board
member: The First Years, Radica, Jenny Craig
Richard Wenz
Former Professor, Harvard Business School, Co-founder, Staples;
current board member: Office Depot, Royal Ahold
Myra Hart
Former SVP and General Merchandise Manager, Toys R
Us and Babies
R Us; former President, Baby Trend
Martin Fogelman
CEO, Summer Infant Jason Macari
CEO, KBL Healthcare Acquisition Corp. II Marlene Krauss, Chairperson
Background Name

Multiple Growth Drivers
• Summer positioned to continue to grow much
faster than the overall market
– Organic growth
• Increased product penetration (more products at each store)
• Increased store penetration (more stores within each chain)
• New products (at existing and new customers)
• New mass merchant customers (new retail chains)
• New channels (food and drug chains, price clubs, home centers, additional web-based retailers)
• New geographies (international expansion)
• Increased operating efficiencies
– Opportunistic acquisitions that provide access to
innovative products, new product categories, new
retailers, new geographies and/or new brands

Acquisition Opportunities
• Opportunity for Summer to be consolidator
– Strong balance sheet
– Relationships with mass merchants
– Experienced product and management team
• Large and fragmented market: ~ 400 infant product companies
– ~ 5-10 are $250 million - $1 billion
– ~ 20-30 are $50 million- $250 million
– ~ 30-50 are $10 million - $50 million
– ~ 300+ are under $10 million
• Summer’s products currently address less than 10% of the $12 billion market
• Summer currently does not compete in the following large and growing segments of the market:
– Baby mobility - strollers, car seats, travel systems
– Baby gear - play yards, high chairs, swings, walkers, etc.
– Nursery care - feeding & accessories, nursery needs

Investment Conclusion
• Simple, scalable business with rapidly growing sales & profits with good visibility
• Increasing market share due to:
– Innovative designs
– Superior product quality
– Strong value proposition
– New product introductions
– Strong relationships with major retailers
• Experienced, proven management team
• Organic and acquisition-based growth opportunities available
• Enhanced financial position

Appendix 21

Summer Products
02090 Day & Night Color Handheld
Video Monitor First to give moms
and dads handheld portability
02170 Secure Sounds™ 2.4 GHz
Digital Monitor - Secure and
private audio transmissions
02180 Baby’s Quiet Sounds™
Video Monitor -
Leading video
monitor on the market
07160 Custom-Fit Gate - First gate
to accommodate openings up to 12’
07030 Sure and Secure™ Top-of-
Stairs Gate with Alarm - Audible
alarmed gate for added safety
08190 Soothing Spa and Shower
Baby Bath - The first whirlpool
tub for baby

Summer Products
08160 Mother’s Touch™ Large
Comfort Bather - The perfect
alternative to bathing bigger babies
01350 Deluxe Soft Embrace™
Comfort Bouncer- The next best
thing to being cradled in mom’s arms
12020 Sure and Secure™ Double
Bedrail - Double protection and
fully assembled
08040 Newborn-to-Toddler Bath
Center & Shower - The first baby
bath with a clean rinse shower
04520 Deluxe Baby Essentials Kit
Everything baby needs for a
healthy start
03200 “Grow with Me” Ear
Thermometer - fast & accurate
temperature readings with no fuss
in about 1 second

Competition
Fisher-Price, Safety 1
st
, The First Years,  Kids II Small Furniture
Safety 1
st
, The First Years, Braun, Vicks Infant Health
Evenflo, KidCo, North States, Safety 1st Gates
Fisher-Price, Kids II, Graco, Safety 1
st
Bouncers
Safety 1
st
, The First Years, Regalo, Dex Products Bed Rails
The First Years, Fisher-Price, Safety 1
st
, Evenflo Baby Bath
Safety 1
st
, Bebe Sounds, Mobi A/V Monitors

Select Industry Transactions
• MGA Entertainment, Inc. acquires Little Tikes (completed November 2006)
• Prentice Capital Management, L.P. and D.E. Shaw Laminar Portfolios, L.L.C. purchase 42.2% of Russ Berrie and Company, Inc. (NYSE: RUS)
(completed August 2006)
•
3i Group plc (LSE: III)
acquires Mayborn
Group plc (AIM: MBY)
(announced May 2006)
• Royal Philips Electronics (NYSE:PHG, AEX:PHI) acquires AVENT Holdings Ltd. (announced May 2006)
•
JAKKS Pacific, Inc. (NASDAQ: JAKK)
acquires Creative Designs International, Ltd. (completed February
2006)
• The Carlyle Group acquires Britax Childcare (completed September 2005)
• Russ Berrie
and Company, Inc. (NYSE: RUS)
acquires Kids Line, LLC (completed December 2004)
• RC2 Corporation (NASDAQ:
RCRC),
acquires The First Years, Inc. (NASDAQ: KIDD) (completed
September 2004)
• Harvest Partners acquires Evenflo Company, Inc. (completed August 2004)
• Dorel Industries, Inc. (TSE: DII.A, DII.B; NASDAQ: DIIBF) acquires The Ampa Group (Bebe Comfort)
(announced January 2003)
• Russ Berrie
and Co., Inc. (NYSE: RUS)
acquires Sassy, Inc. (completed September 2002)
• Dorel Industries, Inc. (TSE: DII.A, DII.B; NASDAQ: DIIBF) acquires Safety 1st, Inc. (NASDAQ: SAFT)
(completed June 2000)
• Playtex Products, Inc. acquires Diaper Genie business (completed January 1999)
• Graco Children’s Products, Inc. acquires Century Products Company (announced May 1998)
• Evenflo Company, Inc. acquires Gerry Baby Products Co. (completed April 1997)
• Rubbermaid, Inc. acquires Graco Children’s Products, Inc. (completed October 1996)
•
Mattel, Inc. (NYSE: MAT)
acquires Fisher-Price, Inc. (completed November 1993)

Sector/Company	Ticker	12/29/06 Price	Market Cap[1]	Enterprise Value[1]	LTM Sales[1]	EV/LTM Sales	LTM EBITDA[1]	EV/LTM EBITDA	EBITDA Margin	Qtrly Rev. Growth	Qtrly Earn. Growth	P/E Ratio LTM	P/E Ratio 2007
Juvenile Products													
Carters	CRI	$25.50	$ 1,501.1	$ 1,864.1	$ 1,316.5	1.4	$ 154.5	12.1	11.7%	5.3%	230.7%	20.2	14.6
Dorel Industries	DIIB	$27.06	$ 889.2	$ 1,284.6	$ 1,753.5	0.7	$ 158.8	8.1	9.1%	3.1%	26.5%	9.8	9.5
Hasbro	HAS	$27.25	$ 4,328.1	$ 4,525.6	$ 3,107.3	1.5	$ 507.6	8.9	16.3%	5.2%	8.2%	23.1	18.2
JAKKS Pacific	JAKK	$21.84	$ 606.5	$ 571.5	$ 693.3	0.8	$ 112.2	5.1	16.2%	26.7%	23.6%	11.7	9.4
LeapFrog Enterprises	LF	$9.48	$ 598.2	$ 463.3	$ 567.4	0.8	$ 8.8	52.6	1.6%	-23.9%	---	---	---
Marvel Enterprises	MVL	$26.91	$ 2,162.6	$ 2,237.0	$ 383.7	5.8	$ 148.9	15.0	38.8%	13.6%	-43.6%	33.6	18.8
Mattel	MAT	$22.66	$ 8,642.7	$ 9,022.7	$ 5,384.2	1.7	$ 860.6	10.5	16.0%	7.5%	6.1%	15.1	15.5
Newell Rubbermaid	NWL	$28.95	$ 8,024.9	$ 10,343.7	$ 6,311.8	1.6	$ 937.9	11.0	14.9%	10.4%	51.7%	21.9	16.8
RC2	RCRC	$44.00	$ 921.6	$ 960.0	$ 533.3	1.8	$ 110.9	8.7	20.8%	12.5%	6.1%	17.7	14.7
Russ Berrie & Co	RUS	$15.45	$ 323.1	$ 373.2	$ 295.4	1.3	$ 1.7	215.7	0.6%	-6.1%	---	---	---
Max			**$ 8,642.7**	**$ 10,343.7**	**$ 6,311.8**	**5.8**	**$ 937.9**	**215.7**	**38.8%**	**26.7%**	**230.7%**	**33.6**	**18.8**
Median			**$ 1,211.4**	**$ 1,574.3**	**$ 1,004.9**	**1.4**	**$ 151.7**	**10.8**	**15.4%**	**6.4%**	**15.9%**	**19.0**	**15.1**
Mean			**$ 2,799.8**	**$ 3,164.6**	**$ 2,034.6**	**1.7**	**$ 300.2**	**34.8**	**14.6%**	**5.4%**	**38.7%**	**19.1**	**14.7**
Min			**$ 323.1**	**$ 373.2**	**$ 295.4**	**0.7**	**$ 1.7**	**5.1**	**0.6%**	**-23.9%**	**-43.6%**	**9.8**	**9.4**
Rapid Growth Consumer/Health Products													
CROCS	CROX	$43.20	$ 1,685.8	$ 1,604.8	$ 275.4	5.8	$ 78.9	20.3	28.6%	190.8%	220.3%	34.6	21.2
Everlast Worldwide	EVST	$17.00	$ 68.5	$ 100.4	$ 47.3	2.1	$ 8.9	11.3	18.8%	27.0%	293.7%	22.1	22.4
Green Mountain Coffee	GMCR	$49.23	$ 377.3	$ 479.2	$ 194.9	2.5	$ 24.3	19.7	12.5%	26.5%	-9.3%	46.0	28.0
Heelys	HLYS	$32.11	$ 867.9	$ 891.1	$ 132.0	6.8	$ 30.5	29.3	23.1%	459.3%	818.0%	42.6	---
Inter Parfums	IPAR	$19.19	$ 390.6	$ 358.2	$ 296.5	1.2	$ 38.1	9.4	12.9%	18.9%	23.7%	24.3	18.8
Lifetime Brands	LCUT	$16.43	$ 221.5	$ 331.2	$ 424.5	0.8	$ 33.4	9.9	7.9%	50.3%	47.3%	16.3	8.6
Matrixx Initiatives	MTXX	$15.93	$ 157.3	$ 155.5	$ 104.0	1.5	$ 19.2	8.1	18.5%	35.4%	26.8%	66.4	13.4
Medifast	MED	$12.57	$ 170.3	$ 171.5	$ 69.0	2.5	$ 10.5	16.4	15.1%	78.8%	141.5%	31.4	22.9
Under Armour	UA	$50.45	$ 2,403.3	$ 2,366.3	$ 382.7	6.2	$ 62.3	38.0	16.3%	47.5%	90.4%	80.1	52.6
Volcom	VLCM	$29.57	$ 717.3	$ 632.9	$ 189.9	3.3	$ 43.4	14.6	22.9%	19.3%	6.7%	26.6	20.3
Max			**$ 2,403.3**	**$ 2,366.3**	**$ 424.5**	**6.8**	**$ 78.9**	**38.0**	**28.6%**	**459.3%**	**818.0%**	**80.1**	**52.6**
Median			**$ 383.9**	**$ 418.7**	**$ 192.4**	**2.5**	**$ 31.9**	**15.5**	**17.4%**	**41.5%**	**68.9%**	**33.0**	**21.2**
Mean			**$ 706.0**	**$ 709.1**	**$ 211.6**	**3.3**	**$ 34.9**	**17.7**	**17.6%**	**95.4%**	**165.9%**	**39.0**	**23.1**
Min			**$ 68.5**	**$ 100.4**	**$ 47.3**	**0.8**	**$ 8.9**	**8.1**	**7.9%**	**18.9%**	**-9.3%**	**16.3**	**8.6**

[1] *In Millions*

Source: Yahoo! Finance/Capital IQ, MSN Money/Comstock, First Call

Public Market Comparables 26

Acquiror/ Target	Date Announced	Enterprise Value[1]	Target Sales[1]	EV / Sales	Target EBITDA[1]	EV / EBITDA	EBITDA Margin	Target's Growth Sales	Target's Growth EBITDA
MGA Entertainment / Little Tikes	Sep-06	n/d	$ 250.0	n/d	n/d	n/d	n/d	n/d	n/d
Prentice, D.E. Shaw / Russ Berrie & Co	Aug-06	$ 367.62	$ 300.5	1.2	$ 6.41	57.4	2.1%	5.9%	---
3i Group / Mayborn Group	May-06	$ 257.22	$ 163.7	1.6	$ 24.87	10.3	15.2%	30.4%	19.9%
Philips Electronics / AVENT Holdings	May-06	$ 863.04	$ 212.0	4.1	$ 46.64	18.5	22.0%	12.0%	n/d
JAKKS Pacific / Creative Designs Int'l	Jan-06	$ 117.80	$ 75.4	1.6	$ 29.27	4.0	38.8%	15.0%	25.4%
The Carlyle Group / Britax Childcare	Sep-05	$ 431.52	$ 225.1	1.9	$ 39.23	11.0	17.4%	n/d	n/d
Russ Berrie & Co / Kids Line	Dec-04	$ 128.40	$ 57.5	2.2	$ 20.56	6.2	35.8%	12.7%	13.1%
RC2 / The First Years	Jun-04	$ 130.43	$ 141.9	0.9	$ 18.91	6.9	13.3%	9.2%	15.6%
Max		**$ 863.0**	**$ 300.5**	**4.1**	**$ 46.64**	**57.4**	**38.8%**	**30.4%**	**25.4%**
Median		**$ 257.2**	**$ 187.9**	**1.6**	**$ 24.87**	**10.3**	**17.4%**	**12.4%**	**17.8%**
Mean		**$ 328.0**	**$ 178.3**	**1.9**	**$ 26.56**	**16.3**	**20.7%**	**14.2%**	**18.5%**
Min		**$ 117.8**	**$ 57.5**	**0.9**	**$ 6.41**	**4.0**	**2.1%**	**5.9%**	**13.1%**

Recent Transaction Multiples 27

Infant Health, Safety & Wellness
• 90% of products fall under healthcare classification (preventive or diagnostic) defined by the Department of Health and Human
Services*
• Majority of children’s deaths occur in first year and >80% of children’s deaths of those under 15 years old occur before age 5
– According to the NIH, Accidents are, by far, the leading cause of death among children and adolescents. (2003)
• Summer’s baby care products are subject to rigorous certification and testing ensuring high quality standards
– Food and Drug Administration (FDA)
– Consumer Product Safety Commission
– Juvenile Products Manufacturers Association (JPMA)
– American Society for Testing Materials (ASTM)
*http://www.cms.hhs.gov/apps/hipaa2decisionsupport/CoveredEntityFlowcharts.pdf

KBL Healthcare Acq. Corp. II
• A Specified Purpose Acquisition Company (“SPAC”)
designed to provide a profitable investment in a
health-related company
• Each KBLH unit, issued at $6.00, consists of one share of
common stock and two warrants
– Cash per share in trust at 9/30/06 of approximately $5.61/share
($51.7 million in trust at 9/30/06); increases with additional interest earned
• Lockup of insider shares until April 2008

About KBL
• KBL Healthcare Acquisition Corp. I (prior SPAC)
– IPO in March 1993 raised $17.5 mm gross proceeds
– Merger with Concord Health Group, a long-term care/assisted living company in August 1994
– Concord sold for cash to Multicare Companies in February 1996
– Investors in KBL IPO realized 34.7 % IRR
• KBL Founders Also Run KBL Healthcare Ventures
– ~$94mm venture capital fund
– L.Ps include Novartis, Allianz, PA State Teachers Retirement
System, William Blair, Driehaus Cap’l, Others
– Representive investments include
• Spinal Concepts: sold to Abbott for $180mm in July 2003
• Lumenos: sold to Wellpoint for $185mm in June 2005
• Achillion Pharmaceuticals: successful IPO in October 2006

The KBL Team
• Zachary Berk – Chairman and President
– Managing Director/founder of KBL Healthcare Ventures
• Founder: Prolong Pharmaceuticals, Lumenos, Transgenic Sciences (now part of
Genzyme)
• Chairman & CEO: Prolong Pharmaceutiocals
• B.S. and Doctorate of Optometry from Pacific University
• Marlene Krauss, M.D. – CEO, Secretary and Director
• Managing Director/founder of KBL Healthcare Ventures
• Founder/seed financed: Lumenos (sold to Wellpoint for $185mm), Summit Technology
(sold to Alcon for $900mm), Candela Laser (CLZR), Cambridge Heart (CAMH)
• Board Member: Cardio Focus, PneumRx, Prolong Pharmaceuticals
• B.S. Cornell University, M.B.A. Harvard University( Alumni Achievement Award), M.D.
Harvard Medical School (vitreoretinal surgeon)
• Michael Kaswan – COO and Director
• Managing Director of KBL Healthcare Ventures
• Founder: Lumenos
• Board Member: Scandius (Chairman), Remon Medical
• BS University of Virginia, MBA Harvard Business School